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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 21, 2004

                             CALLIDUS SOFTWARE INC.
                            (Exact Name of Registrant
                            as Specified in Charter)

            Delaware                      000-50463            77-0438629
(State or Other Jurisdiction of       (Commission File        (IRS Employer
         Incorporation)                    Number)           Identification No.)

 160 W. Santa Clara Street, Suite 1500
              San Jose, CA                                        95113
(Address of Principal Executive Offices)                        (Zip Code)

                                 (408) 808-6400
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Exhibits

      99.1  Press release dated July 21, 2004

Item 9. Regulation FD Disclosure.

Item 12. Results of Operations and Financial Condition.

      Callidus Software Inc. issued a press release on July 21, 2004, announcing its earnings results for the second quarter of 2004. Pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition," a copy of this press release is furnished as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CALLIDUS SOFTWARE INC.

Date: July 21, 2004                          By: /s/ RONALD J. FIOR
                                                 -------------------------------
                                                 Name:  Ronald J. Fior
                                                 Title: Chief Financial Officer,
                                                        Vice President, Finance


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                                  Exhibit Index

99.1  Earnings Press Release, dated July 21, 2004.